Exhibit 32.2

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION OF
CHIEF FINANCIAL OFFICER

In connection with this annual report on Form 10-K/A of Mission Community Bancorp (“the Company”) for the period ended December 31, 2010, I, Mark R. Ruh , Executive Vice President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.           This Form 10-K/A for the period ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in this Form 10-K/A for the period ended December 31, 2010 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2012

By:	/s/ Mark R. Ruh
Mark R. Ruh
Executive Vice President and Chief Financial Officer